SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 21, 2004

                         Commission file number: 1-5256
                          ____________________________

                                V. F. CORPORATION
             (Exact name of registrant as specified in its charter)

         Pennsylvania                                         23-1180120
   (State or other jurisdiction of                         (I.R.S. employer
   incorporation or organization)                       identification number)


                         105 Corporate Center Boulevard
                        Greensboro, North Carolina 27408
                    (Address of principal executive offices)

                                 (336) 424-6000
              (Registrant's telephone number, including area code)


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ITEM 9 - Regulation FD Disclosure

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure." On July 21, 2004, VF Corporation issued a press release announcing its financial results for the second quarter 2004. A copy of the press release is attached as Exhibit 99.1 to this report and hereby incorporated by reference.


ITEM 12 - Disclosure of Results of Operations and Financial Condition

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition." On July 21, 2004, VF Corporation issued a press release announcing its financial results for the second quarter 2004. A copy of the press release is attached as Exhibit 99.1 to this report and hereby incorporated by reference.


     99.1  Press release issued by VF Corporation on July 21, 2004.



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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       V.F. CORPORATION
                                       ----------------
                                         (Registrant)


                                       By: /s/ Robert K. Shearer
                                           -------------------------------------
                                           Robert K. Shearer
                                           Vice President - Finance & Global
                                           Processes and Chief Financial Officer
                                           (Chief Financial Officer)

Date:  July 21, 2004

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                                  EXHIBIT INDEX



EXHIBIT
NUMBER           DESCRIPTION                   SEQUENTIAL PAGE NUMBER

 99.1            Press release issued by                 5
                 VF Corporation on
                 July 21, 2004


                                       4